UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 1, 2021

TRIO-TECH INTERNATIONAL

(Exact Name of Registrant as Specified in Its Charter)

California

(State or Other Jurisdiction of Incorporation)

1-14523	95-2086631
(Commission File Number)	(IRS Employer Identification No.)

Block 1008 Toa Payoh North, Unit 03-09 Singapore	318996
(Address of Principal Executive Offices)	(Zip Code)

(65)6265 3300
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	TRT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b2 of the Securities Exchange Act of 1934 (17 CFR 240.12b2) Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01         Entry into a Material Definitive Agreement

On December 1, 2021, Trio-Tech (SIP) Co. Ltd (the “Company”), a wholly-owned subsidiary of Trio-Tech International, entered into a joint venture agreement (the “Agreement”) with Suzhou Anchuang Technology Management LLP (“SATM”),  both of parties are governed under the laws of the People’s Republic of China. The Agreement provides for the establishment of a joint venture for the provision of  sub-contract services in the semiconductor and/or other related services in the electronics industry, mainly in Suzhou, China. The joint venture will be owned 51% by the Company and 49% by SATM, and will be managed by the Company. The joint venture will have an indefinite term subject to termination by the parties by mutual consent or by any of the parties being wound up.

The joint venture will have six directors.  The Company will have the right to nominate three of the six directors, one of which will be appointed as Chairman of the Board of the joint venture.  SATM will have the right to appoint  the remaining three directors. The Chairman of the Board will have an additional voting right in the case of a deadlock situation.

The joint venture shall pay the parties an annual management Fee amounting to 6% of the joint venture’s annual revenue; of which 3% will be paid to the Company and 3% will be paid to SATM. The management fee will be reviewed on an annual basis and capped at a maximum of 10% of the joint venture’s annual revenue, subject to assessment of its financial performance.

In addition to the above terms, the Joint Venture Agreement contains customary terms, conditions, representations, and covenants of the parties for like transactions. The foregoing description is a summary only and is qualified in its entirety by reference to the Joint Venture Agreement.  The Joint Venture Agreement, as executed, is in the English language with the Chinese translation on a section by section basis and is attached as an exhibit to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Joint Venture Agreement between Trio-Tech (SIP) Co. Ltd and Suzhou Anchuang Technology Management LLP dated December 1, 2021
104  Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:         December 6, 2021

TRIO-TECH INTERNATIONAL

By: /s/ VICTOR H.M. TING
Name: Victor H.M. Ting, Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Joint Venture Agreement with Suzhou Anchuang Technology Management LLP dated December 1, 2021